UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2011

ZOLL MEDICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-20225	04-2711626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824

(Address of Principal Executive Offices) (Zip Code)

(978) 421-9655

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas M. Clafflin II, a director of ZOLL Medical Corporation (the “Company”), notified the Company that that he will retire as a director of the Company effective after the Company’s Annual Meeting of Shareholders on February 9, 2012. Mr. Clafflin has served on the Company’s Board of Directors since 1980. Mr. Clafflin’s retirement is not the result of any disagreement or other dispute with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: December 22, 2011	By:	/S/ Aaron M. Grossman

Aaron M. Grossman

Secretary